Exhibit 10.1

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 2, 2012 (the “Amendment Date”), is by and among FOSSIL, INC., a Delaware corporation (the “Borrower”), FOSSIL INTERMEDIATE, INC., a Delaware corporation (“Fossil Intermediate”), FOSSIL TRUST, a business trust formed under the Delaware Business Trust Act (and now existing as a statutory trust under the Delaware Statutory Trust Act), FOSSIL PARTNERS, L.P., a Texas limited partnership (“Fossil Partners”), ARROW MERCHANDISING, INC., a Texas corporation (“Arrow”), FOSSIL STORES I, INC., a Delaware corporation (“Fossil Stores”), FOSSIL HOLDINGS, LLC, a Delaware limited liability company (“Fossil Holdings”), FOSSIL INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Fossil International”), SKAGEN DESIGNS, LTD., a Nevada corporation (“Skagen US”), the Lenders who are party to the Credit Agreement (as hereinafter defined) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as the Administrative Agent for the Lenders.

R E C I T A L S:

A.     The Borrower, the Subsidiary Guarantors and the Administrative Agent are parties to that certain Credit Agreement dated as of December 17, 2010 (as the same may be amended, restated, increased, modified, extended or renewed from time to time, the “Credit Agreement”).

B.     The Borrower, Fossil Europe B.V. (“Fossil Europe”) and Fossil (East) Limited (“Fossil East”), as buyers, are parties to that certain Purchase Agreement, dated as of January 9, 2012, with Skagen US, Skagen Designs Limited (“Skagen HK”), the stockholders of Skagen US, Skagen HK and Skagen Designs Holding A/S (“Skagen Europe”), as sellers, and Charlotte K. Jorst, as representative of the sellers (the “Skagen Purchase Agreement”), pursuant to which (i) the Borrower is purchasing all of the issued and outstanding Capital Stock of Skagen US, (ii) Fossil East is purchasing all of the issued and outstanding Capital Stock of Skagen HK, and (iii) Fossil Europe is purchasing all of the issued and outstanding Capital Stock of Skagen Europe (which purchases are hereinafter collectively called the “Skagen Acquisition”). The Skagen Acquisition is being consummated substantially concurrently herewith. The Borrower has requested that the Lenders consent to the Skagen Acquisition.

C.     In connection with the Skagen Acquisition, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent desire to amend the Credit Agreement to, among other things, (i) increase the aggregate amount of the Revolving Credit Commitment of all Lenders from $300,000,000 to $350,000,000, (ii) provide for an uncommitted $50,000,000 Incremental Revolving Credit Commitment, and (iii) extend the stated maturity date of the Revolving Credit Commitment and Revolving Credit Loans from December 17, 2013 to December 17, 2014.

NOW, THEREFORE, for good and valuable consideration hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Credit Agreement.

ARTICLE II

CONSENT

SECTION 2.1 Skagen Acquisition. Subject to the succeeding proviso and notwithstanding the terms and provisions of Section 11.3 of the Credit Agreement, the Lenders hereby consent to the Skagen Acquisition for purposes of Section 11.3 of the Credit Agreement; provided, however, that (a) such consent is conditioned upon the Skagen Acquisition resulting in the acquisition by the Borrower, Fossil East and Fossil Europe of all issued and outstanding Capital Stock of Skagen US, Skagen HK and Skagen Europe, respectively, and otherwise being consummated in all material respects in accordance with the Skagen Purchase Agreement and the other Skagen Acquisition Agreements and (b) neither the Administrative Agent nor any Lender consents to, or waives any right or remedy it may have under the Credit Agreement or other Loan Documents with respect to, any Default or Event of Default that may exist or occur directly or indirectly as a result of or in connection with the consummation of the Skagen Acquisition (other than a Default or Event of Default under Section 11.3 of the Credit Agreement that would result from the Skagen Acquisition but for the consent of the Lenders contained in this Section 2.1).

ARTICLE III

AMENDMENTS TO THE CREDIT AGREEMENT

SECTION 3.1 Addition of New Defined Terms. Section 1.1 of the Credit Agreement is hereby amended to add the following defined terms and their related definitions, which defined terms shall appear in alphabetical order in Section 1.1:

“First Amendment Date” means April 2, 2012 (the effective date of that certain Consent and First Amendment to Credit Agreement by and among the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent).

“Increased Amount Date” has the meaning assigned thereto in Section 5.15.

“Incremental Lender” has the meaning assigned thereto in Section 5.15.

“Incremental Revolving Credit Commitment” has the meaning assigned thereto in Section 5.15.

“Incremental Revolving Credit Loans” has the meaning assigned thereto in Section 5.15.

“Incremental Revolving Credit Increase” has the meaning assigned thereto in Section 5.15.

“Lender Joinder Agreement” means a joinder agreement in form and substance satisfactory to the Administrative Agent and executed by an Incremental Lender in connection with Section 5.15.

SECTION 3.2 Amendment to Definition of “Change in Law”. The definition of the term “Change in Law” is hereby amended and restated to read in its entirety as follows:

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued by any Governmental Authority (including any regulatory authority) in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

SECTION 3.3 Amendment to Definition of “Maturity Date”. The definition of the term “Maturity Date” is hereby amended and restated to read in its entirety as follows:

“Maturity Date” means the earliest to occur of (a) December 17, 2014, (b) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5, or (c) the date of termination of the Revolving Credit Commitment pursuant to Section 12.2(a).

SECTION 3.4 Amendment to Definition of “Revolving Credit Commitment”. The definition of the term “Revolving Credit Commitment” is hereby amended and restated to read in its entirety as follows:

“Revolving Credit Commitment” means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans for the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on the Register, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 5.15) and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be modified at any time or from time to time pursuant to the terms hereof (including, without limitation, Section 5.15). The aggregate Revolving Credit Commitment of all Lenders on the First Amendment Date is $350,000,000, and the Revolving Credit Commitment of each Lender as of the First Amendment Date is as set forth on Schedule 1.1C.

SECTION 3.5 Amendment to Definition of “Revolving Credit Facility”. The definition of the term “Revolving Credit Facility” is hereby amended and restated to read in its entirety as follows:

“Revolving Credit Facility” means the revolving credit facility established pursuant to Article II (including any increase in such Revolving Credit Facility established pursuant to Section 5.15).

SECTION 3.6 Amendment to Definition of “Revolving Credit Loan”. The definition of the term “Revolving Credit Loan” is hereby amended and restated to read in its entirety as follows:

“Revolving Credit Loan” means any loan made to the Borrower pursuant to the Revolving Credit Facility (including any such loan resulting from any increase in the Revolving Credit Facility pursuant to Section 5.15).

SECTION 3.7 Addition of New Section 5.15. A new Section 5.15 is hereby added to the Credit Agreement, which Section 5.15 shall appear immediately following existing Section 5.14 of the Credit Agreement and shall read in its entirety as follows:

Section 5.15. Incremental Revolving Credit Loans. At any time during the period commencing after the First Amendment Date and continuing through and including the date that is 120 days prior to the Maturity Date, the Borrower may by written notice to the Administrative Agent elect to request the establishment of one or more increases in the aggregate Revolving Credit Commitment (each an “Incremental Revolving Credit Commitment”) to make incremental revolving credit loans (any such increase, an “Incremental Revolving Credit Increase” and such revolving credit loans, the “Incremental Revolving Credit Loans”); provided that (a) the total aggregate amount of all such Incremental Revolving Credit Commitments shall not (as of any date of incurrence thereof) exceed $50,000,000 and (b) the total aggregate amount of each Incremental Revolving Credit Commitment shall not be less than a minimum principal amount of $15,000,000 or, if less, the remaining amount permitted pursuant to clause (a) preceding. Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that any Incremental Revolving Credit Commitment shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to Administrative Agent. The Borrower may invite any Lender, any Affiliate of any Lender and/or any Approved Fund, and/or any other Person reasonably satisfactory to the Administrative Agent, to provide a Incremental Revolving Credit Commitment (any such Person, subject to the succeeding proviso, an “Incremental Lender”); provided, however, that no such Person may be an Incremental Lender unless such Person meets all of the requirements of an assignee of the rights and obligations of a Lender under Section 14.10(b) of this Agreement. Any Lender or any Incremental Lender offered or approached to provide all or a portion of any Incremental Revolving Credit Commitment may elect or decline, in its sole discretion, to provide such Incremental Revolving Credit Commitment. Any Incremental Revolving Credit Commitment shall become effective as of such Increased Amount Date; provided that:

(i) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to (A) any Incremental Revolving Credit Commitment, (B) the making of any Incremental Revolving Credit Loans pursuant thereto and (C) any Permitted Acquisition consummated in connection therewith;

(ii) the Administrative Agent and the Lenders shall have received from the Borrower an Officer’s Compliance Certificate demonstrating that the Borrower will be in compliance on a pro forma basis with the financial covenants set forth in Section 10.1, Section 10.2 and Section 10.3 of this Agreement both before and after giving effect to (A) any Incremental Revolving Credit Commitment, (B) the making of any Incremental Revolving Credit Loans pursuant thereto and (C) any Permitted Acquisition consummated in connection therewith;

(iii) each Incremental Revolving Credit Commitment (and the Incremental Revolving Credit Loans made thereunder) shall constitute Obligations of the Borrower and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis;

(iv) in the case of each Incremental Revolving Credit Increase (the terms of which shall be set forth the relevant Lender Joinder Agreement):

(A) such Incremental Revolving Credit Increase shall mature on the Maturity Date, shall bear interest at the rate applicable to the Revolving Credit Loans and shall be subject to the same terms and conditions as the Revolving Credit Loans, except for the payment of any upfront fees, arrangement fees or similar fees which may be required in connection with or as a condition to any Lender’s or Incremental Lender’s agreement to provide an Incremental Revolving Credit Commitment;

(B) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Increase) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 5.9 in connection with such reallocation as if such reallocation were a repayment); and

(C) except as may be provided in this Section 5.15 above, all of the other terms and conditions applicable to such Incremental Revolving Credit Increase shall be, except to the extent as may be otherwise provided in this Section 5.15, identical to the terms and conditions applicable to the existing Revolving Credit Facility;

(v) any Incremental Lender with an Incremental Revolving Credit Increase shall be entitled to the same voting rights as the existing Revolving Credit Lenders under the Revolving Credit Facility and any Extensions of Credit made in connection with each Incremental Revolving Credit Increase shall receive proceeds of prepayments on the same basis as the other Revolving Credit Loans made hereunder;

(vi) such Incremental Revolving Credit Commitments shall be effected pursuant to one or more Lender Joinder Agreements executed and delivered by the Borrower, the Administrative Agent and the applicable Incremental Lenders (which Lender Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 5.15); and

(vii) the Borrower shall deliver or cause to be delivered any customary legal opinions or other documents (including, without limitation, a resolution duly adopted by the board of directors (or equivalent governing body) of each Credit Party authorizing such Incremental Revolving Credit Increase and a certificate certifying that, both before and after giving effect to such Incremental Revolving Credit Increase, all representations and warranties contained in this Agreement and the other Loan Documents are true and correct as provided in Section 6.2(a)) reasonably requested by Administrative Agent in connection with any such transaction.

SECTION 3.8 Amendment to Section 10.4. The first sentence of Section 10.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Permit the aggregate amount of all Capital Expenditures during any Fiscal Year to exceed (a) $200,000,000 during Fiscal Year 2012, and (b) $150,000,000 during each Fiscal Year thereafter.

SECTION 3.9 Amendment to Section 11.2. Section 11.2 of the Credit Agreement is hereby amended to add a new sentence to the end of such section (immediately preceding existing Section 11.3), which new sentence shall read in its entirety as follows:

Notwithstanding the foregoing, none of the foregoing Permitted Liens referred to in this Section 11.2 above shall attach to, affect or encumber any Capital Stock of any Subsidiary.

SECTION 3.10 Amendment to Clause (g) of Section 14.2. Clause (g) of Section 14.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

(g) except as otherwise permitted by this Section 14.2, change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders,” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby;

SECTION 3.11 Addition to Section 14.2. Section 14.2 of the Credit Agreement is further amended to add the following new sentence thereto, which sentence shall appear at the end of Section 14.2 and immediately preceding existing Section 14.3:

Notwithstanding anything in this Agreement to the contrary, each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 14.2) or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 5.15 (including, without limitation, as applicable, (A) to permit the Incremental Revolving Credit Increases to share ratably in the benefits of this Agreement and the other Loan Documents and (B) to include each Incremental Revolving Credit Increase in any determination of (1) Required Lenders or (2) similar required lender terms applicable thereto); provided that no such amendment or modification shall result in any increase in the amount of any Lender’s Revolving Credit Commitment or any increase in any Lender’s Revolving Credit Commitment Percentage, in each case, without the written consent of such affected Lender.

SECTION 3.12 Amendments to Section 14.10(b). Section 14.10(b) of the Credit Agreement is hereby amended as follows:

(a) Clause (v) of Section 14.10(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any other Credit Party or any of the Borrower’s Subsidiaries or Affiliates or (B) to any Defaulting Lender or any of its Subsidiaries or Affiliates or to any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B).

(b) A new clause (vii) is hereby added to Section 14.10(b) of the Credit Agreement immediately succeeding clause (vi) thereof, which clause (vii) shall read in its entirety as follows:

(vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested, but not funded by, the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities which constitute a part of the Obligations then owed by such Defaulting Lender to the Administrative Agent, the Issuing Lender, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Revolving Credit Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this clause (vii), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(c) The penultimate sentence of Section 14.10(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 14.10(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 5.8, 5.9, 5.10, 5.11 and 14.3 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that, except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

SECTION 3.13 Addition of Section 14.24. A new Section 14.24 is hereby added to the Credit Agreement, which Section 14.24 shall read in its entirety as follows:

Section 14.24 Defaulting Lenders.

(a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law:

(i) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the non-Defaulting Lenders (i.e., the Lenders other than the Defaulting Lenders) in accordance with their respective Revolving Credit Commitment Percentages (calculated without regard to such Defaulting Lender’s Revolving Credit Commitment) but only to the extent that (A) the conditions set forth in Section 6.2 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (B) such reallocation does not cause the aggregate principal amount of outstanding Revolving Credit Loans and participations in L/C Obligations and Swingline Loans of any such non-Defaulting Lender to exceed such Lender’s Revolving Credit Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation.

(ii) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (A) first, repay Swingline Loans in an amount equal to the Swingline Lender’s fronting exposure with respect to Swingline Loans and (B) second, cash collateralize the Issuing Lender’s fronting exposure with respect to Letters of Credit in accordance with the procedures set forth in Section 3.1(b).

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, then the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any cash collateral), such Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Revolving Credit Commitment Percentage of each Lender (without giving effect to Section 14.24(a)(i)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

SECTION 3.14 Addition of Schedule 1.1(C). A new Schedule 1.1(C) is hereby added to the Credit Agreement, which Schedule 1.1(C) shall read in its entirety as set forth on First Amendment Schedule 1 attached hereto and incorporated herein by reference.

SECTION 3.15 Supplemental Schedules relating to the Skagen Acquisition. The Credit Parties, the Lenders and the Administrative Agent hereby agree that the applicable Schedules to the Credit Agreement are supplemented to reflect the supplemental information relating to Skagen US, in each case as specified in First Amendment Schedule 2 attached hereto and incorporated herein by reference.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the condition precedent that the Administrative Agent shall have received each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(a) this Amendment as duly executed by each party hereto;

(b) a true, correct and complete copy of the Skagen Purchase Agreement and the other Skagen Acquisition Agreements;

(c) the Third Party Payoff Letters (as such term is defined in the Skagen Purchase Agreement) and Lien releases in recordable form which are adequate to release all Liens securing the indebtedness or obligations to be paid prior to or concurrently with the consummation of the Skagen Acquisition;

(d) a Joinder Agreement executed by each of Skagen US and the other Material Domestic Subsidiaries acquired in connection with the Skagen Acquisition;

(e) UCC, judgment and other Lien searches with respect to Skagen US and other Material Domestic Subsidiaries acquired in connection with the Skagen Acquisition and their assets in such jurisdictions as the Administrative Agent may reasonably request which provide evidence that, after giving effect to the releases of Liens in accordance with the Third Party Payoff Letters, the property of Skagen US and such other Material Domestic Subsidiaries shall not be subject to any Liens other than Permitted Liens;

(f) a certificate of a Responsible Officer of Skagen US and each other Material Domestic Subsidiary acquired in connection with the Skagen Acquisition certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Amendment and the other Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (i) the articles or certificate of incorporation or formation, partnership agreement, trust agreement or other applicable governing document of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation or formation, (ii) the bylaws or other governing document of such Credit Party as in effect on the First Amendment Date, (iii) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party, and (iv) each certificate required to be delivered pursuant to clause (g) of this Section 4.1 below;

(g) certificates as of a recent date evidencing the legal existence and good standing of Skagen US and each other Material Domestic Subsidiary acquired in connection with the Skagen Acquisition under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where such Credit Party is qualified to do business and engages in material business and, to the extent reasonably available, a certificate of the relevant taxing authorities of such jurisdictions certifying that such Credit Party has filed required tax returns and owes no delinquent taxes;

(h) favorable opinions of counsel to the Credit Parties addressed to the Administrative Agent and the Lenders with respect to (i) this Amendment and the other Loan Documents executed in connection herewith, (ii) Skagen US and the other Material Domestic Subsidiaries acquired in connection with the Skagen Acquisition and (iii) such other matters as the Administrative Agent shall reasonably request; and

(i) an upfront fee in the amount of $50,000 payable by the Borrower to Wells Fargo Bank, National Association for its own account in connection with the increase in its Revolving Credit Commitment on the First Amendment Date, and an amendment fee paid by the Borrower in the amount of $175,000, $105,000 of which shall be payable to Wells Fargo Bank, National Association and $70,000 of which shall be payable to Bank of America, N.A.

ARTICLE V

MISCELLANEOUS

SECTION 5.1 Representations and Warranties. Each of the Credit Parties hereby represents and warrants to the Administrative Agent and the Lenders that (a) all representations and warranties relating to such Credit Party contained in the Credit Agreement or any other Loan Document are true and correct as of the date hereof as if made again on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Loan Documents, made only in reference to another specific date, in which case they are true and correct as of such specific date), (b) no Default or Event of Default has occurred and is continuing (after giving effect to this Amendment), (c) such Credit Party has all requisite power and authority to execute and deliver this Amendment and the other Loan Documents executed by it in accordance or in connection with this Amendment, (d) the execution and delivery of this Amendment and such other Loan Documents by such Credit Party has been duly authorized by all necessary corporate or other organizational action, and does not and will not violate or result in any breach or contravention of any Material Contract to which such Credit Party is a party or subject, any governing document of such Credit Party or any Applicable Law or result in the creation of any Lien (other than in favor of the Administrative Agent as security for the Obligations), (e) attached hereto as First Amendment Exhibit A is a true, correct and complete copy of the Skagen Purchase Agreement (including all exhibits and schedules thereto) and each other material agreement or document executed and/or delivered in connection with the Skagen Acquisition (collectively, the “Skagen Acquisition Agreements”), and (f) substantially concurrently herewith, the Skagen Acquisition is being consummated in all material respects in accordance with the Skagen Purchase Agreement and the other Skagen Acquisition Agreements and, as a result thereof, the Borrower, Fossil East and Fossil Europe have acquired all issued and outstanding Capital Stock of Skagen US, Skagen HK and Skagen Europe, respectively.

SECTION 5.2 Ratifications. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Credit Parties, the Lenders and the Administrative Agent agree that the Credit Agreement and other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, receivership, reorganization or similar laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 5.3 Reference to Credit Agreement, etc. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, is hereby amended so that any reference in such Loan Document to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

SECTION 5.4 Effect of Amendment. Each Credit Party hereby agrees that this Amendment shall not limit or diminish the obligations of the Borrower or any other Credit Party under the Credit Agreement or any other Loan Document, and each Credit Party reaffirms its obligations under the Credit Agreement and each of the other Loan Documents to which it is a party.

SECTION 5.5 Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties hereto shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 5.6 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF ANOTHER LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

SECTION 5.7 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Credit Parties, the Lenders and the Administrative Agent and their respective successors and permitted assigns, except that none of the Credit Parties may assign or transfer any of its rights or delegate any of its duties or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

SECTION 5.8 Counterparts; Electronic Signatures. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Executed counterparts of a signature page to this Amendment may be delivered by facsimile or electronic messaging system, and if so delivered shall have the same force and effect as manually signed originals for all purposes.

SECTION 5.9 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

SECTION 5.10 Entire Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT AND ALL OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO AND THERETO RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF

THE PARTIES HERETO OR THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES HERETO OR THERETO.

SECTION 5.11 Costs and Expenses. The Borrower agrees to pay all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Hunton & Williams LLP.

SECTION 5.12 Merger of Skagen HK and Skagen Europe. If Skagen HK or Skagen Europe is a Material First-Tier Foreign Subsidiary, then the Credit Parties shall, on or before December 31, 2012, either (a) cause (i) in the case of Skagen HK, Skagen HK to be merged with and into Fossil East, with Fossil East being the surviving entity in such merger, and (ii) in the case of Skagen Europe, Skagen Europe to be merged with and into Fossil Europe, with Fossil Europe being the surviving entity in such merger, or (b) comply with the requirements of Section 9.11(b) of the Credit Agreement relating to the Capital Stock of, in the case of Skagen HK, Skagen HK and, in the case of Skagen Europe, Skagen Europe as a Material First-Tier Foreign Subsidiary. In consideration of such agreement, and so long as no Event of Default has occurred and is continuing, the Lenders hereby waive any requirement of Section 9.11(b) of the Credit Agreement that Capital Stock of Skagen HK and Skagen Europe be pledged to the Administrative Agent as security for the Obligations, except for any such pledge as may be required on or before December 31, 2012, in compliance with clause (b) of the preceding sentence, which requirement is not hereby waived. Such waiver (A) relates only to the requirements of Section 9.11(b) of the Credit Agreement, (B) is limited strictly as written in the immediately preceding sentence, and (C) shall not be construed to constitute a waiver of, or any consent to noncompliance with, any other term or provision of the Credit Agreement or any other Loan Document.

SECTION 5.13 Payment of Certain Fees. The Borrower agrees to pay to the Administrative Agent (for allocation to the applicable Lenders) on the First Amendment Date the fees specified in clause (i) of Section 4.1 of this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer(s) as of the day and year first written above.

THE CREDIT PARTIES:

FOSSIL, INC., as the Borrower

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL INTERMEDIATE, INC., as a Credit Party and a Subsidiary Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL TRUST, as a Credit Party and a Subsidiary Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL PARTNERS, L.P., as a Credit Party

By:	Fossil, Inc.
Title:	General Partner

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

ARROW MERCHANDISING, INC., as a Credit Party

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL STORES I, INC., as a Credit Party and a Subsidiary Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

FOSSIL HOLDINGS, LLC, as a Credit Party

By:	/s/ Mike L. Kovar
Name:	Mike L. Kovar
Title:	Manager

FOSSIL INTERNATIONAL HOLDINGS, INC., as a Credit Party and a Subsidiary Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

SKAGEN DESIGNS, LTD., as a Credit Party and a Subsidiary Guarantor

By:	/s/ Randy S. Hyne
Name:	Randy S. Hyne
Title:	Secretary

THE ADMINISTRATIVE AGENT AND THE LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION as the Administrative Agent, the Swingline Lender, the Issuing Lender and a Lender

By:	/s/ Cyndi Giles
Name:	Cyndi Giles
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Allison W. Connally
Name:	Allison W. Connally
Title:	Senior Vice President